united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suit 2 Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Mariner Managed Futures Strategy Portfolio

Class 2 Shares

Annual Report

December 31, 2015

1-855-542-4642

Distributed by Northern Lights Distributors, LLC

Member FINRA

Mariner Managed Futures Strategy Portfolio

Dear Shareholder,

For the short term fixed income portion during the 12 month period ended 5/31/2015, the assets were invested in institutional money-market funds, and short to medium term fixed income Exchange Traded Funds (“ETFS”) and Mutual Funds. The short term fixed income portfolio will continue to diversify further across these instruments as the assets in the Portfolio grow. The objective for this portion of the portfolio is to maximize interest earnings on excess cash while balancing credit and yield curve risk. (3) For the managed futures portion of the strategy, the fund accesses the Diversified program managed by Chesapeake Capital, a registered Commodity Trading Advisor. The program continue employs a disciplined systematic trading style by primarily implementing a trend-following (4) approach that uses Chesapeake’s proprietary computerized trading models that emphasize mathematical and quantitative techniques to identify and exploit intermediate and long-term price trends. Multiple trading models are utilized to seek to obtain potential beneficial returns and provide an important level of diversification. The Portfolio invests across a broad array of global markets including fixed income, equity indices, commodities and currencies from both the long and short (5) sides of the market The systematic multi model based program incorporates a disciplined and robust risk management system. For the Portfolio’s fiscal year end December 31, 2015, Class 2 shares were -6.63% This compares to a primary benchmark for managed futures the BTOP 50 (1) which was -1.41% and the S&P 500 which was +1.38% during the same period. On September 15, 2015, a dividend in the amount of $0.8867/share reflecting gains earned in MHBP Ltd, the Portfolio’s foreign subsidiary was paid to shareholders.

2015 Fiscal year was another successful, though marginally, year for global equities while, again, the other market sectors offered limited potential to profit for the managed futures strategies. The first quarter was profitable with continuing financial sectors that were particularly strong in December continued through January, helped by a long position in surging US dollar against the euro and Scandinavian currencies and the Russian Ruble. Fixed income also performed well with rising global long term bond prices providing positive returns. Although the commodities experienced some weakness in the meats and grains, this was more than offset by the short positions in falling energy contracts which were beneficial to the short positions held. . The Swiss Franc had an unprecedented move during the month when the Swiss National Bank removed the cap against the Euro currency, sending the Swiss Franc higher against both the Euro and the US Dollar. On the commodity front, performance was relatively flat as price movements struggled to develop. Losses in metals and meats were slightly offset by gains in the grains and energies. Our short positions in Brent Crude and London Gas Oil were the main contributors in the energy sector gains as prices continued lower. Performance was flat in February as gains in stock indices were offset by losses in energies and interest rates. A rally in the energy sector adversely effected the portfolio’s short positions while a selloff in the global bond market, particularly in Europe and the US, hurt the long positions. Equities shook off their weakness from the past couple of months and posted positive returns in February. European stocks benefited from the announcement of a stimulus plan in mid-January while US equities rallied on the notion of a rate increase in a few months, which indicated that the US economy is doing well. March was profitable with a majority of sectors finishing in the black. Currencies continued to contribute the most on the strength of the US Dollar, particularly against the Mexican Peso, Norwegian Krone, and Brazilian Real. Weakness in the Euro currency against the US Dollar, Canadian Dollar and Swiss Franc also proved beneficial. This weakness was brought on by the European Central Bank’s asset buying program. Other positive sectors included interest rates and energies where most of the markets in these two sectors finished in positive territory. Losses for the month were concentrated in the stock sector as indices drifted lower in March. Although the stocks had a negative impact on the portfolio, the fixed income and currency exposure was more than able to offset this. Even the commodity sector, as a whole, posted gains for the month.

To start second quarter, April was a difficult month as most sectors posted negative returns. Reversals or stalls in recent trends in currencies, interest rates and energies led to the poor performance. The worst performing sector was the currencies where weak data in the US had investors worried that the Federal Reserve may not raise interest rates as quickly as had been expected. In fixed income, global bond prices fell as the Greek crisis continued to threaten growth in the European Union. Finally, in energies, a decrease in production and smaller stockpiles of crude oil caused the entire complex to rally. After a challenging April, the Portfolio enjoyed positive performance in May as most sectors finished in the black. Currencies were the biggest contributor with our long US dollar positions benefiting from a rally in the greenback. Softs also performed well led by our sugar and Robusta coffee positions. Weakness in these markets helped the short positions. The greatest losses came from fixed income. However, the financial sector as a whole performed well due to positive performance in stocks and currencies. Metals were also profitable on the back of weaker copper and aluminum prices. The losses in April outweighed the gains in May. The losses suffered in May continued through the third quarter as Macro events saw many markets reverse earlier sustained price trends which went against the Portfolio’s positions in June. All financial markets which started the year in positive territory reversed: In June, Chinese stocks suffered significantly, experiencing the worst three-week decline in over twenty years. European markets also declined as the weight of the potential exit of Greece from the European Union dragged prices lower. The contagion was felt in US markets as they ended the month in negative territory as well. The fixed income sector also struggled as global prices declined in the US, Australia and Europe during the month. The Portfolio’s long dollar position softened, particularly against the Euro and British Pound. Commodity sector overall remained unchanged.

June’s turbulence in global markets subsided in July as markets returned to previous trends and the Portfolio achieved positive results in all sectors in July. The return to longer term price trends were most evident in the commodity markets as the energy, agricultural and metal sectors were leading contributors to the positive performance in July. June’s turbulence and challenge returned in August. A declining stock market weighed on performance as this went against the Portfolio’s long index positions. While a soft oil market, which traded down to a six year low, and weak corporate earnings had a negative impact on equities, concerns over an economic slowdown in China was the catalyst for falling global stock markets. Currencies also performed poorly as a rally in the Euro against most major currencies had an adverse effect on the portfolio’s short positions. Fixed income was our best performing sector as we benefited from higher bond prices, particularly in Australia and Japan. While most of the commodity sectors were relatively unchanged for the month we did realize a profit in the grains. Wheat prices fell during the month due to a large global supply. September was profitable, recording gains in the Fixed Income, Foreign Currency and Commodity sectors which outweighed losses in the equity sector. There was continued focus on the Chinese economic slowdown and the next move in interest rates from the US Federal Reserve. The markets reacted with volatility to headlines in anticipation of the potential for a US interest rate policy change, dragging down US equities and commodities and strengthening the Portfolio’s long dollar position, most notably against emerging market currencies. Fixed income continued to be one of the best performing sector benefitting from the global trend of higher bond prices. The commodity sector was also profitable as the Portfolio’s short positions in the energy and metals continued to gain as prices slumped on concerns of a global economic slowdown.

Heading into the fourth quarter, performance was marginally lower in October as all sectors floated into losing positions. Currencies posted the worst performance on weakness in the US Dollar particularly against the New Zealand Dollar, British Pound and Mexican Peso. Fixed income also finished lower on the month due to declining prices in ten year notes in the US, Britain and Canada. In commodities, performance was somewhat lower across the board. A rally in platinum and palladium weighed on the metals while weakness in oil led to a small profit in the energies. Indices finished down as losses in Asian indices overshadowed gains in Europe. During November, the portfolio returned to positive territory as most sectors were profitable. The Federal Reserve took center stage once again after a strong jobs report fueled speculation that the central bank will raise rates at their December meeting. The notion of higher interest rates weighed on treasury prices as fixed income was the only sector to finish in negative territory. All of the Portfolio’s bond positions except the Long Gilt, the British 10 year bond, finished lower in November. Commodities were our best performer led by the metals. The Portfolio’s continued short position in platinum, which is used in vehicles to treat emissions, profited as the metal fell significantly due to the Volkswagen scandal. Palladium, which is also used in vehicles, declined on fears of a slowdown in China, the world’s largest car market. The Portfolio’s currency sector had a strong showing in November. While the short Australian Dollar position was hurt by a rise in that currency, this was more than offset by continued long US Dollar exposure against the Euro, British Pound, Swiss Fran and Japanese Yen. The equity sector also finished positive as the Portfolio profited from short positions in emerging markets and Taiwan. Performance for December was slightly negative with most sectors ending the year on a rather quiet note. Energies posted the largest profits as oil prices continued to decline on increased supplies and weaker Chinese demand. Grains were also profitable. A stronger US Dollar and weak global interest were beneficial to short positions in wheat and meal. Metals were the worst performing sector in December. A rally in lead and platinum prices were responsible for the weaker performance. Currencies also posted losses in December. Although the US Dollar was stronger against most currencies, a rally in the euro led to weaker performance in the sector. Trading a diversified portfolio allows one to wade through times of uncertainty.

We thank you for your support of the Mariner Managed Futures Strategy Portfolio.

Sincerely,

Annette A. Cazenave

CIO, Mutual Funds, Monte Capital Group

(1)	BTOP 50 : Barclay Hedge index representing performance of Commodity Trading Advisors managing 50% of the managed futures industry’s assets.

(2)	S&P: refers to the Standard & Poor’s 500 Index. The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(3)	Yield: refers to the actual interest received on a fixed income instrument

(4)	Trend-following refers to a an investment style which attempts to identify price trends

(5)	Long refers to an initial market position taken with a purchase. Short refers to a market position taken with a sale.

5074-NLD-01/26/2016

Mariner Managed Futures Strategy Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2015

The Portfolio’s performance figures* for the periods ending December 31, 2015, compared to its benchmark:

		Annualized
			Since Inception
	One Year	Three Year	June 7, 2012
Mariner Managed Futures Strategy Portfolio - Class 2	(6.63)%	1.43%	0.34%
The Barclay BTOP 50 Index **	(1.41)%	3.85%	2.57%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. The Portfolio’s total gross annual operating expense ratio is 4.70% for Class 2 per the May 1, 2015 prospectus. For performance information current to the most recent month-end, please call 1-855-542-4642.

**	The Barclay BTOP 50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | June 7, 2012– December 31, 2015

Past performance is not necessarily indicative of future results.

The Portfolio’s holding by type of investment are as follows:

Holdings by type of investment	% of Net Assets
Open Ended Mutual Funds	46.6%
Exchange Traded Fund	18.3%
Money Market Fund	13.0%
Other Assets Less Liabilities	22.1%
100.0%

Please refer to the Consolidated Portfolio of Investments and shareholder letter in this annual report for a detailed analysis of the Portfolio’s holdings.

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUND - 18.3%
	DEBT FUND - 18.3%
30,853	Vanguard Short - Term Corporate Bond ETF (Cost - $2,473,041)	$2,437,078

	OPEN-ENDED MUTUAL FUNDS - 46.6%
	DEBT FUNDS - 46.6%
208,070	BlackRock Low Duration Bond Portfolio - Institutional	1,995,388
236,164	BMO Short - Term Income Fund - Class I	2,201,045
196,875	MassMutual Premier Short - Duration Bond Fund	1,988,433
	TOTAL OPEN-ENDED MUTUAL FUNDS (Cost - $6,280,434)	6,184,866

	TOTAL SHORT-TERM INVESTMENTS - 13.0%
	MONEY MARKET FUND - 13.0%
1,723,520	Fidelity Institutional Money Market Funds - Money Market Portfolio Class I - 0.28% (a,b)
	(Cost - $1,723,520)	1,723,520

	TOTAL INVESTMENTS - 77.9% (Cost - $10,476,995) (c)	$10,345,464
	OTHER ASSETS LESS LIABILITIES - 22.1%	2,930,946
	NET ASSETS - 100.0%	$13,276,410

(a)	All or part of this instrument is a holding of MHBP Fund Limited.

(b)	Variable rate security. Interest rate is as of December 31, 2015.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,476,995 and differs from market value by net unrealized appreciation (depreciation) of securities as follow:

Unrealized Appreciation:	$412,417
Unrealized Depreciation:	(543,948)
Net Unrealized Depreciation:	$(131,531)

SWAP CONTRACT (a)

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Chesapeake Diversified Program calculated on a daily basis with reference to a customized index that is proprietary to Deutsche Bank. The program is advised by Chesapeake Capital (“Chesapeake”). The reference index is comprised at any given time of trading positions selected by Chesapeake that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the Advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on 8/20/2014 and has a term of five year therefrom unless earlier terminated. In addition, the swap value includes an annual fee of 0.75% payable to Deutsche Bank accrued on the notional level of the swaps. The following Deutsche Bank total return swap was open as of December 31, 2015:

			Unrealized
Reference Entity	Maturity Date	Notional Value	Depreciation
Deutsche Bank Swap	8/20/2019	$12,960,000	$(399,706)

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2015

ASSETS
Investment securities:
At cost	$10,476,995
At fair value	$10,345,464
Deposit with broker for swap contract (1)	5,212,460
Receivable for swap	710,029
Interest receivable	5,138
Receivable for portfolio shares sold	802
Prepaid expenses and other assets	2,369
TOTAL ASSETS	16,276,262

LIABILITIES
Advance on unrealized swap appreciation	2,550,000
Unrealized depreciation on swap contracts	399,706
Distribution (12b-1) fees payable	5,679
Investment advisory fees payable	3,285
Payable for portfolio shares redeemed	134
Related party payable	8,451
Accrued expenses and other liabilities	32,597
TOTAL LIABILITIES	2,999,852

NET ASSETS	$13,276,410

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$14,582,515
Undistributed net investment loss	(1,288,416)
Accumulated net realized gain on investments	513,548
Net unrealized depreciation of investments	(531,237)
NET ASSETS	$13,276,410

NET ASSET VALUE PER SHARE:
Net Assets	$13,276,410
Shares of beneficial interest outstanding	1,439,885
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.22

(1)	This balance has been pledged as collateral for the swap contract.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$140,346
Interest	2,833
TOTAL INVESTMENT INCOME	143,179

EXPENSES
Investment Advisory fees	134,953
Distribution (12b-1) fees	70,288
Administrative services fees	29,115
Audit fees	24,998
Legal fees	22,415
Compliance officer fees	19,263
Accounting services fees	18,688
Transfer agent fees	18,210
Trustees fees and expenses	12,140
Shareholder reporting expenses	7,989
Custodian fees	6,085
Insurance expense	131
Other expenses	3,000
TOTAL EXPENSES	367,275

Less: Fees waived by the Advisor	(85,754)

NET EXPENSES	281,521

NET INVESTMENT LOSS	(138,342)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP
Net realized gain (loss) from:
Investments	(30,854)
Capital gain distribution received from other investment companies	1,820
Swap contract	554,245
Net Realized Gain	525,211

Net change in unrealized appreciation (depreciation) on:
Investments	(131,531)
Swap contract	(1,697,870)
Net Change in Unrealized (Depreciation)	(1,829,401)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP	(1,304,190)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,442,532)

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
FROM OPERATIONS
Net investment loss	$(138,342)	$(107,598)
Net realized gain (loss) from investments and swap	525,211	(11,649)
Net change in unrealized appreciation (depreciation) on investments and swap	(1,829,401)	1,225,934
Net increase (decrease) in net assets resulting from operations	(1,442,532)	1,106,687

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,162,763)	—
Net decrease in net assets resulting from distributions to shareholders	(1,162,763)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,866,344	7,190,477
Net asset value of shares issued in reinvestment of distributions:	1,159,903	—
Payments for shares redeemed	(4,377,161)	(1,056,856)
Net increase in net assets from shares of beneficial interest	5,649,086	6,133,621

TOTAL INCREASE IN NET ASSETS	3,043,791	7,240,308

NET ASSETS
Beginning of Year	10,232,619	2,992,311
End of Year ^	$13,276,410	$10,232,619
^ Includes undistributed net investment loss of:	$(1,288,416)	$(125,717)

SHARE ACTIVITY - CLASS 2
Shares Sold	766,345	759,362
Shares Reinvested	127,883	—
Shares Redeemed	(398,008)	(112,582)
Net increase in shares of beneficial interest outstanding	496,220	646,780

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class 2

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012 (a)

Net asset value, beginning of year/period	$10.84	$10.08	$9.70	$10.00
Activity from investment operations:
Net investment loss (b)	(0.10)	(0.19)	(0.19)	(0.10)
Net change in realized and unrealized gain (loss) on investments (c)	(0.63)	0.95	0.57	(0.20)
Total from investment operations	(0.73)	0.76	0.38	(0.30)
Less distributions from:
Net investment income	(0.89)	—	—	—
Total distributions	(0.89)	—	—	—
Net asset value, end of year/period	$9.22	$10.84	$10.08	$9.70
Total return	(6.63)%	7.54%	3.92%	(3.00	)% (d)
Net assets, at end of year/period (000s)	$13,276	$10,233	$2,992	$1,256
Ratio of gross expenses to average net assets (e,f)	2.61%	4.70%	9.20%	15.00	% (g)
Ratio of net expenses to average net assets (f)	2.00%	2.00%	2.00%	2.00	% (g)
Ratio of net investment loss to average net assets (f)	(0.98)%	(1.99)%	(1.88)%	(1.89	)% (g)
Portfolio Turnover Rate	104%	0%	103%	0	% (d)

(a)	The Mariner Managed Futures Strategy Portfolio commenced operations on June 7, 2012.

(b)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(c)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(d)	Not Annualized.

(e)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursement by advisor.

(f)	Does not include the expenses of other investment companies or the swap in which the Portfolio invests.

(g)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

1.	ORGANIZATION

The Mariner Managed Futures Strategy Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio commenced operations on June 7, 2012 and currently offers class 2 shares at net asset value. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio’s investment objective is income and capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “fair value procedures”). The Board of Trustees will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

MHBP Fund Limited (“MHBP Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Portfolio. Monte Capital Group, LLC (the “Advisor”) fair values MHBP Ltd.’s and the underlying investments daily.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities:

Mariner Managed Futures Strategy Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

(i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreement – The Portfolio is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its respective investment objectives. The Portfolio may hold fixed-rate bonds, the value of which may decrease if interest rates rise. The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

To help to reduce counterparty risk on the Portfolio, the Advisor has the right to reduce the Portfolio’s exposure and remove cash from the Portfolio’s total return swap with Deutsche Bank AG. This cash holding shall be in excess of $500,000, and may not exceed 40% of the index exposure in total. Index exposure is defined as the total notional amount plus any profit. Any amount of the cash holding disbursed will be offset against the final

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

settlement value of the swaps. As of December 31, 2015, the Portfolio, at the request of the Advisor, had $5,212,460 in cash holdings as shown in the Portfolio’s Consolidated Statement of Assets and Liabilities under deposit with broker for swap. The Portfolio also took an advance on unrealized swap appreciation of $2,550,000 with Deutsche Bank AG.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Portfolio’s gains from a swap agreement or may cause the Portfolio to lose money. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss, on the trade date basis, on the Consolidated Statement of Operations.

MHBP Ltd. maintains cash of at least 25% of the notional value of the swap net of unrealized appreciation, as collateral to secure its obligations under the swap. The cash maintained as collateral is recorded as deposit with broker for swap on the Consolidated Statement of Assets and Liabilities. As of December 31, 2015 the notional value of the swap was $12,960,000. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. As of December 31, 2015 the net change in unrealized depreciation on the swap contract was $1,697,870. For the year ended December 31, 2015, the Portfolio had realized gains of $554,245 from the swap contract. The unrealized depreciation on the swap contract as of December 31, 2015 is disclosed on the Consolidated Statement of Assets and Liabilities.

Fair Value – The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2015 for the Portfolio’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Fund	$2,437,078	$—	$—	$2,437,078
Open-Ended Mutual Funds	6,184,866	—	—	6,184,866
Money Market Fund	1,723,520	—	—	1,723,520
Total Investments	$10,345,464	$—	$—	$10,345,464
Liabilities
Derivatives
Swap Contract	$—	$(399,706)	$—	$(399,706)

The Portfolio did not hold any Level 3 securities during the fiscal year.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Portfolio’s policy to recognize transfers into or out of any level at the end of the reporting period.

Consolidation of Subsidiary – The consolidated financial statements of the Portfolio includes MHBP Ltd., a controlled foreign corporation (“CFC”) and wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in MHBP Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

The CFC utilizes commodity based derivative products to facilitate the Portfolio’s pursuit of its investment objectives. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Portfolio may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks disclosure in Note 3.

A summary of the Portfolio’s investment in MHBP Ltd. is as follows:

	Inception Date of	MHBP Ltd. Net Assets	% Of Total Net Assets
	MHBP Ltd.	at December 31, 2015	at December 31, 2015
MHBP Ltd.	9/11/2012	$2,972,838	22.39%

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal income tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2013-2014 or expected to be taken in the Portfolio’s 2015 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHBP Ltd. is an exempted Cayman investment company. MHBP Ltd. has received an undertaking from the government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHBP Ltd. is a controlled foreign corporation and as such is not subject to U.S. income tax. However, a portion of MHBP Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses which are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $14,334,448 and $5,551,938, respectively.

Offsetting of Financial Assets and Derivative Asset

The Portfolio’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on the swap contract. The following table presents the Portfolio’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for the contract as of December 31, 2015.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

Net Amounts of
	Gross Amounts of	Gross Amounts Offset	Liabilities Presented in
	Recognized	in the Statement of	the Statement of Assets &	Financial	Cash Collateral
	Liabilities	Assets & Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Swap contract	$(399,706)	$—	$(399,706)	$—	$399,706	$—

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged to the counterparty. As of December 31, 2015, the portfolio had $5,212,460 as cash pledged as collateral.

During the normal course of business, the Portfolio purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Equity/Currency/Commodity/Interest Rate	Unrealized depreciation on swap contract

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2015:

	Commodity	Total As of December 31, 2015
Swap Contract	$(399,706)	$(399,706)

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity/Currency/Commodity/Interest Rate	Net realized gain (loss) from swap contract
Net unrealized appreciation (depreciation) on swap contract

The following is a summary of the Portfolio’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	December 31, 2015
Swap Contract	$554,245	$554,245

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	December 31, 2015
Swap Contract	$(1,697,870)	$(1,697,870)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

Associated Risks:

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio’s net asset value and performance.

The following risk applies to the Portfolio through its direct investments as well as indirectly through investments in underlying funds and MHBP Ltd.

General Market Risk. The risk that the value of the Portfolio’s shares will fluctuate based on the performance of the Portfolio’s investments and other factors affecting the commodities and/or securities markets generally.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Portfolio. The Portfolio is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Portfolio’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Portfolio is exposed to market risk on derivative contracts in that the Portfolio may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Portfolio’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Portfolio’s investments in derivative instruments are exposed to market risk and are disclosed in the Consolidated Portfolio of Investments.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, AG (“Deutsche”) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Portfolio will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Portfolio’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Portfolio may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Portfolio does not anticipate any material losses as a result of liquidity risk.

Commodities Risk: Commodity risk related to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. Examples of commodity assets include, but are not limited to, crude oil, eating oil, metals, livestock, and agricultural products.

Derivatives Risk: The derivative instruments in which the Portfolio may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

portfolio manager.

Please refer to the Portfolio’s prospectus for a full listing of risks associated with the Portfolio’s investment strategies.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Monte Capital Group, LLC, serves as the Portfolio’s investment advisor.

Pursuant to an investment advisory agreement with the Trust on behalf of the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, the Advisor accrued $134,953 in advisory fees for the year ended December 31, 2015.

The Advisor has contractually agreed to reduce its fees and to reimburse expenses of the Portfolio to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, front end or contingent deferred loads, borrowing costs any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor) will not exceed 2.00% of average daily net assets attributable to Class 2 shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and boost its performance. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire December 31st of the following years:

2016	$31,016	(1)
2017	146,424
2018	85,754
	$263,194

(1)	On December 9, 2013 the predecessor advisor, RJO Investment Management, LLC, terminated its advisory agreement with the Trust, with respect to the Portfolio, and forfeited their right to recoup waived fees. Waived fees for the year ended December 31, 2013 were $176,653, of which $31,016, is subject to recoupment by the Advisor through December 31, 2016.

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended December 31, 2015, pursuant to the Plan, Class 2 incurred $70,288 of service and/or distribution fees.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s Class 2 shares.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blue Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2015, Nationwide Life Insurance Co. and Jefferson National held 46.75% and 46.50%, respectively, of the voting securities of Class 2 shares.

6.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$1,162,763	$—

There were no distributions for the fiscal year ended December 31, 2014.

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Carry	& Late year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(29,048)	$—	$(1,145,526)	$(131,531)	$(1,306,105)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized capital gains/losses and unrealized depreciation from investments is primarily attributable to adjustments for the Portfolio’s wholly owned subsidiary.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$29,048	$—	$29,048

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2015

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and ordinary income distributions, resulted in reclassifications for the portfolio for the year ended December 31, 2015 as follows:

	Undistributed Net	Accumulated
	Investment	Net Realized
Paid In Capital	Income (Loss)	Gains (Loss)
$(138,406)	$138,406	$—

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirements to categorize within the fair value hierarchy measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Portfolio’s consolidated financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events have been evaluated after the date of the Consolidated Statement of Assets and Liabilities through the date the consolidated financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Mariner Managed Futures Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Mariner Managed Futures Strategy Portfolio (the Portfolio), a series of the Northern Lights Variable Trust, as December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the three years in the period then ended and for the period from June 7, 2012 (commencement of operations) through December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Mariner Managed Futures Strategy Portfolio as of December 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from June 7, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

February 18, 2016

Mariner Managed Futures Strategy Portfolio

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a shareholder of the Mariner Managed Futures Strategy Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized	Beginning Account	Ending	Expense Paid
	Expense	Value	Account Value	During Period*
Actual	Ratio	7/1/15	12/31/15	7/1/15 – 12/31/15
Class 2	2.00%	$1,000.00	$961.20	$9.89

	Annualized	Beginning Account	Ending	Expense Paid
Hypothetical	Expense	Value	Account Value	During Period*
(5% return before expenses)	Ratio	7/1/15	12/31/15	7/1/15 - 12/31/15
Class 2	2.00%	$1,000.00	$1,015.12	$10.16

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Mariner Managed Futures Strategy Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

Mariner Managed Futures Strategy Portfolio – Adviser: Monte Capital Group LLC

In connection with the regular meeting held on December 8-9, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Monte Capital Group LLC (“Monte”) and the Trust, with respect to the Mariner Managed Futures Strategy Portfolio (the “Portfolio”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Portfolio, taking into account the team’s long career in the financial industry with concentration in managed futures and commodities. The Trustees observed that Monte’s investment process involves looking for and performing in depth due diligence on CTA’s that can meet certain criteria with respect to their track record, trading methodology, compliance record, operational capabilities, and other traits, including their ability to provide non-correlated returns based on multiple forms of diversification. The Trustees also noted that Monte manages the fixed income portion of the Portfolio researching investments based on credit ratings and maturity durations that provide liquidity and income, while mitigating interest rate and credit risk. The Trustees acknowledged that although not all strategy risks can be eliminated, Monte’s approach to risk management consists of conducting ongoing analyses for the appropriateness of the investment vehicles being used, allocation across instruments that offer diversification, and managing the risk/return profile by reducing or increasing exposure to any portion of the strategy. The Trustees considered Monte’s methods of monitoring compliance, as well as Monte’s compliance and litigation history. The Trustees noted the veteran status of the investment team, with expertise in futures, trading, risk management and compliance, along with a strong CTA due diligence process, as positive attributes. The Trustees concluded that Monte should continue to provide quality service to the Portfolio and its shareholders.

Performance. The Trustees evaluated the Portfolio’s performance over the 1-year, 2-year, and 3-year periods, observing that the Portfolio underperformed its peer group average, its benchmark index, and the Morningstar Managed Futures category average over each period. The Trustees noted that the Portfolio has been particularly volatile, exhibited a negative alpha and a high standard deviation. The Trustees remarked that the adviser changed the Portfolio’s commodity pool investment at the end of 2014, and quarterly performance has improved. The Trustees ultimately concluded that the adviser has the potential to provide appropriate returns, and the changes to the investment strategy of the Portfolio should be evaluated over a longer period of time.

Fees and Expenses. The Trustees noted Monte charges an annual advisory fee of 0.96%. They

Mariner Managed Futures Strategy Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

compared the fee to the peer group average and Morningstar category average, and noted the fee is equal to the peer group average and lower than the Morningstar category average. With respect to the net expense ratio, 2.00%, they noted that it was lower than the Morningstar category average and higher than the peer group average, while remaining within the range. The Trustees observed that several of the funds in the peer group were significantly larger than the Portfolio, thus producing a less favorable comparison for fees and expenses. The Trustees concluded that the advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Portfolio. The Trustees discussed the size of the Portfolio, the adviser’s asset projections for the near future, and the adviser’s assertion that economies of scale had not yet been achieved. After discussion, it was the consensus of the Trustees that based on the size of the Portfolio, a lack of breakpoints was acceptable, and economies of scale would be revisited as the Portfolio grows.

Profitability. The Trustees reviewed the profitability analysis provided by Monte and noted that the adviser had realized a net loss over the prior year. After discussion, the Trustees concluded that the adviser was not earning excessive profits from its relationship with the Portfolio.

Conclusion. Having requested and received such information from Monte as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Mariner VIT.

Mariner Managed Futures Strategy Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15-NLVT-v3

Mariner Managed Futures Strategy Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642.

12/31/15-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4642, or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4642.

INVESTMENT ADVISOR
Monte Capital Group, LLC
11 Broadway
New York, N.Y. 10004

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $17,000

2014 - $17,000

(b)	Audit-Related Fees
2015 – N/A
2014 – N/A

(c)	Tax Fees

2015 - $3,500

2014 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - N/A

2014 – N/A

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - N/A

2014- N/A

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics here within

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/4/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/4/2016

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 3/4/2016